UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:   NOVEMBER 5, 2003




                         THE SOUTH FINANCIAL GROUP, INC.
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     SOUTH CAROLINA                  0-15083                 57-0824914
     --------------                -----------            ---------------
 (STATE OF OTHER JURIS-           (COMMISSION              (IRS EMPLOYER
DICTION OF INCORPORATION)         FILE NUMBER)         IDENTIFICATION NUMBER)


         102 SOUTH MAIN STREET, GREENVILLE, SOUTH CAROLINA      29601
         -------------------------------------------------      -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (864) 255-7900




                   THE EXHIBIT INDEX APPEARS ON PAGE 4 HEREOF.

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K files certain exhibits to the shelf registration statement (the "Shelf Registration Statement") of The South Financial Group, Inc. (the "Company") on Form S-3 (Registration No. 333-106578).

     On November 5, 2003, the Company entered into an underwriting agreement among J.P. Morgan Securities Inc., Sandler O'Neill and Partners, L.P., UBS Securities LLC, Keefe, Bruyette & Woods, Inc., Kelton International Limited and SunTrust Capital Markets, Inc. as representatives of the underwriters named therein (the "Underwriting Agreement"), in connection with the public offering of 5,500,000 shares of common stock of the Company at a public offering price of $27.00 per share. The Company granted the underwriters a 30-day option to purchase up to an additional 825,000 shares of Common Stock pursuant to the Underwriting Agreement to cover over-allotments, if any. The offering is being made in connection with a prospectus and prospectus supplement filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

     The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K. The opinion of the Company's counsel as to the legality of the common stock is being filed as Exhibit 5.1. Exhibits 1.1, 5.1 and 23.1 filed herewith are incorporated by reference into the Shelf Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS.


1.1 Underwriting Agreement dated November 5, 2003 among the Company and J.P. Morgan Securities Inc., Sandler O'Neill & Partners, L.P., UBS Securities LLC, Keefe, Bruyette & Woods, Inc., Kelton International Limited and SunTrust Capital Markets, Inc. as representatives of the underwriters named therein.

5.1 Opinion of Wyche Burgess Freeman & Parham, P.A. as to the legality of the common stock.

23.1 Consent of Wyche Burgess Freeman & Parham, P.A. (included in Exhibit 5.1).



ITEM 9.  REGULATION FD DISCLOSURE

     On November 5, 2003 the Company issued a press release announcing that it entered into the Underwriting Agreement. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.









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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE SOUTH FINANCIAL GROUP, INC.


November 6, 2003                           By:  /s/ William S. Hummers III
                                                --------------------------
                                                William S. Hummers III
                                                Executive Vice President












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


                                  EXHIBIT INDEX

EXHIBIT

1.1 Underwriting Agreement dated November 5, 2003 among the Company and J.P. Morgan Securities Inc., Sandler O'Neill & Partners, L.P., UBS Securities LLC, Keefe, Bruyette & Woods, Inc., Kelton International Limited and SunTrust Capital Markets, Inc. as representatives of the underwriters named therein.

5.1 Opinion of Wyche Burgess Freeman & Parham, P.A. as to the legality of the common stock.

23.1 Consent of Wyche Burgess Freeman & Parham, P.A. (included in Exhibit 5.1).

99.1 Press release dated November 5, 2003.



















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